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                                                                Exhibit 3.2
                                      JIM EDGAR
                                  Secretary of State
                                  State of Illinois

                              ARTICLES OF INCORPORATION



Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE   The name of the corporation is INFORMATION ON COMMAND, INC.
                                             ---------------------------------
              (SHALL CONTAIN THE WORD "CORPORATION", "COMPANY", "INCORPORATED",

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                                  "LIMITED" OR AN ABBREVIATION THEREOF)

ARTICLE TWO   The name and address of the initial registered agent and its registered office are:

              Registered Agent     Mitchell          J.            Melamed
                                 ----------------------------------------------
                                   FIRST NAME    MIDDLE NAME     LAST NAME

              Registered Office    Two North LaSalle Suite 1910
                                 ----------------------------------------------
                                   NUMBER    STREET    SUITE #
                                   (A P.O. BOX ALONE IS NOT ACCEPTABLE)

                                   Chicago         60607          Cook
                                 ----------------------------------------------
                                   CITY           ZIP CODE        COUNTY

ARTICLE THREE The purpose or purposes for which the corporation is organized are:
                   If not sufficient space to cover this point, add one or more sheets of this size.

              Electronic communication information services and the transaction of any and all lawful business for which corporations can be incorporated under the Illinois Business Corporation Act.

ARTICLE FOUR  Paragraph 1: The authorized shares shall be:

              Class     *Par Value per share     Number of shares authorized
               ----------------------------------------------------------------
              Common              N/A               10,000
               ----------------------------------------------------------------

               ----------------------------------------------------------------

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              Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
                   If not sufficient space to cover this point, add one or more sheets of this size.

                   None


ARTICLE FIVE  The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                      *Par Value     Number of shares       Consideration to be
               Class   per share   proposed to be issued     received therefor
              -----------------------------------------------------------------
               Common     N/A            1,000              $1,000.00
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                                                            $
              -----------------------------------------------------------------
                                                            $
              -----------------------------------------------------------------
                                                            $
              -----------------------------------------------------------------
                                                   TOTAL    $1,000.00
                                                            -------------------
                                                            -------------------

    declaration as to a "par value" is optional. This space may be marked "n/a" when no reference to a par value is desired.

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ARTICLE SIX   The number of persons constituting the initial board of directors of the corporation is ___________, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:
                      Name                  Residential Address
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ARTICLE SEVEN (OPTIONAL)
              (a)  It is estimated that the value of all property
                   to be owned by the corporation for the following
                   year wherever located will be:                    $
                                                                      --------
              (b)  It is estimated that the value of the property
                   to be located within the State of Illinois during
                   the following year will be:                       $
                                                                      --------
              (c)  It is estimated that the gross amount of business
                   which will be transacted by the corporation during
                   the following year will be:                       $
                                                                      --------
              (d)  It is estimated that the gross amount of business
                   which will be transacted from places of business
                   in the State of Illinois during the following
                   year will be:                                     $
                                                                      --------
ARTICLE EIGHT (OTHER PROVISIONS)
                   ATTACH A SEPARATE SHEET OF THIS SIZE FOR ANY OTHER PROVISION TO BE INCLUDED IN THE aRTICLES OF iNCORPORATION, E.G., AUTHORIZING PRE-EMPTIVE RIGHTS; DENYING CUMULATIVE VOTING; REGULATING INTERNAL AFFAIRS; VOTING MAJORITY REQUIREMENTS; FIXING A DURATION OTHER THAN PERPETUAL; ETC.

                          NAMES & ADDRESSES OF INCORPORATORS

    The undersigned Incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated                            19
      --------------------------   -----
                   Signatures and Names              Post Office Address
    1.   /s/Jerome Greenberg                1.    2728 North Hampden Court
         -------------------------------         -----------------------------
              SIGNATURE                                    STREET
          Jerome Greenberg                        Chicago, Illinois 60614
         -------------------------------         -----------------------------
          NAME (PLEASE PRINT)                     CITY/TOWN  STATE   ZIP

    2.                                      2.
         -------------------------------         -----------------------------
              SIGNATURE                                    STREET

         -------------------------------         -----------------------------
          NAME (PLEASE PRINT)                     CITY/TOWN  STATE   ZIP

    3.                                      3.
         -------------------------------         -----------------------------
              SIGNATURE                                    STREET

         -------------------------------         -----------------------------
          NAME (PLEASE PRINT)                     CITY/TOWN  STATE   ZIP

(SIGNATURES MUST BE IN INK ON ORIGINAL DOCUMENT. CARBON COPIES, XEROX OR RUBBER STAMP SIGNATURES MAY ONLY BE USED ON CONFORMED COPIES)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.

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                                      JIM EDGAR
                                  Secretary of State
                                  State of Illinois

                                ARTICLES OF AMENDMENT


Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE   The name of the corporation is Information on Command, Inc.
                                             ----------------------------------

              ---------------------------------------------------------(NOTE 1)

ARTICLE TWO   The following amendment of the Articles of Incorporation was adopted on May 15, 1990 in the manner indicated below. ("X"
              ONE BOX ONLY.)

         / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                     (NOTE 2)

         / /  By a majority of the board of directors, in accordance with
              Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                     (NOTE 3)

         / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                     (NOTE 4)

         / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                     (NOTE 4)

         /X/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                     (NOTE 4)

                                  (INSERT AMENDMENT)

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS: RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)
     RESOLVED, that the Articles of Incorporation be amended to read as follows:

     VISUAL INFORMATION SERVICE CORP.
--------------------------------------------------------------------------------
                                   (NEW NAME)


                   All changes other than name, include on page 2.
                                        (over)

ARTICLE THREE The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                   No change.

ARTICLE FOUR  (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                   No change.

              (b) The amount of paid-in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                   No change.

                                            Before Amendment  After Amendment
                        Paid-in Capital     $                 $
                                             ---------------   --------------

                         (Complete either Item 1 or 2 below)

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated   5-18   ,  19 90                Information on Command, Inc. now Visual
     ----------     -----              Information Service, Corp.
                                       ---------------------------------------
                                       (EXACT NAME OF CORPORATION)

attested by  /s/Mitchell J. Melamed    by  /s/Jerome Greenberg
          ------------------------        -----------------------------------
          (SIGNATURE OF SECRETARY OR        (SIGNATURE OF PRESIDENT OR VICE
           ASSISTANT SECRETARY)                  PRESIDENT)

         Mitchell J. Melamed-Secretary    Jerome Greenberg
          ------------------------        -----------------------------------
         (TYPE OR PRINT NAME AND TITLE)   (TYPE OR PRINT NAME AND TITLE)

(2) If amendment is authorized by the incorporators, the incorporators must sign below.
                                  OR
If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated                ,  19
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